UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

OPTIGENEX INC.
(Exact name of registrant as specified in charter)

Delaware	000-51248	20-1678933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 Lexington Avenue 6th Floor, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 905 0189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 23, 2006, Anthony Bonelli voluntarily resigned his position as President, Chief Executive Officer and Director of Optigenex Inc.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optigenex, Inc.

Date: August 24, 2006	By:	/s/ Daniel Zwiren
Chief Financial Officer